COMMITMENTS	12 Months Ended
Dec. 31, 2017
Commitments
COMMITMENTS

16. COMMITMENTS

a) During April 2017, the Company together with Jackpot entered into an office lease agreement with an arm’s length party (the “Lease”). The Lease has a three-year term with a commencement date of August 1, 2017. The annual basic rent is $121,396 plus estimated annual operating costs of approximately $88,000. The Company’s share of the office basic rent and operating costs is $28,800 plus applicable taxes per annum.

b) The Company has an agreement for office support services with Jackpot, a company with common directors. Under the agreement, the Company is entitled to receive office support services from Jackpot at a monthly rate of $7,000 plus applicable taxes. The agreement expires on April 30, 2018. The agreement can be terminated by either party upon giving three months’ written notice.